UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2005 (January 5, 2005)

ThermoEnergy Corporation

(Exact Name of Registrant as Specified in Its Charter)

Arkansas	33-46104-FW	71-00659511
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Identification Number)

323 Center Street, Suite 1300, Little Rock, AR	72201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (501) 376-6477

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Ex-99.1 ThermoEnergy Corporation Press Release
Ex-99.2 Ex-99.1 ThermoEnergy Corporation Press Release

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On February 22, 2005, ThermoEnergy Corporation (the “Company”) issued a press release announcing the resignation of Jerald H. Sklar as a director of the Company. The February 22, 2005 press release is furnished as Exhibit 99.1 and attached hereto.

Item 8.01 Other Events.

     On January 5, 2005, ThermoEnergy Corporation (the “Company”) issued a press release announcing the authorization of $2.3 million in federal funding for energy projects. The Company issued a press release on February 22, 2005 in order to clarify the January 5, 2005 press release. The February 22, 2005 press release is furnished as Exhibit 99.2 and attached hereto.

Item 9.01 Financial Statements and Exhibits.

     (c)  Exhibits

99.1	ThermoEnergy Corporation Press Release dated February 22, 2005.
99.2	ThermoEnergy Corporation Press Release dated February 22, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2004	THERMOENERGY CORPORATION
	By:	/s/ Dennis Cossey
Dennis Cossey
Chairman, Chief Executive Officer, Secretary and Principal Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	ThermoEnergy Corporation Press Release dated February 22, 2005
99.2	ThermoEnergy Corporation Press Release dated February 22, 2005